UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

180 Connect Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)

6501 E. Belleview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 395-6001

Ad.Venture Partners, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 24, 2007, Ad.Venture Partners, Inc. (“Ad.Venture”) announced that its stockholders had approved the arrangement with 180 Connect Inc. (“180 Connect”). A copy of the press release for such announcement is attached hereto as Exhibit 99.1. On August 24, 2007, 180 Connect (formerly known as Ad.Venture) announced that the arrangement had been completed following the approval by the Court of Queen’s Bench of Alberta and the completion of filings with Industry Canada. A copy of the press release for such announcement is attached hereto as Exhibit 99.2. On August 24, 2007, Ad.Venture also announced that Ad.Venture’s stockholders and certain third party investors and stockholders of Ad.Venture had reached agreements pursuant to which those investors and stockholders would purchase additional shares of Ad.Venture common stock or maintain their investment in Ad.Venture. A copy of the press release for such announcement is attached hereto as Exhibit 99.3.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties (including statements related to the proposed arrangement and the combined company’s future growth, financial performance, industry trends, growth expectations and service offerings). These statements reflect management's current beliefs and are based on information currently available to management. Forward looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks relating to the consummation of the contemplated arrangement, including the risk that required regulatory clearances or stockholder approvals might not be obtained in a timely manner or at all. Specifically, Ad.Venture is required by the terms of its charter to liquidate if it does not consummate a business combination by August 31, 2007, irrespective of the status of such approvals or review. In addition, statements in this Current Report on Form 8-K relating to the operational and financial characteristics of 180 Connect Inc. are subject to risks relating to the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results, the reliance on key customers, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners and other factors which Ad.Venture describes in the proxy statements and registration statements filed by Ad.Venture with the Securities and Exchange Commission.

Additional Information and Where to Find It

Ad.Venture has filed a combined definitive proxy and registration statement on Form S-4 with the Securities and Exchange Commission in connection with the arrangement and has mailed a definitive proxy statement to its stockholders containing information about the arrangement. Investors and security holders are urged to read the definitive proxy and registration statement of Ad.Venture carefully. The definitive proxy and registration statement contains important information about the companies, the arrangement and related matters. Stockholders can obtain a copy of the definitive proxy and registration statement, without charge, by directing a request to: Ad.Venture Partners, Inc., c/o Cooley Godward Kronish LLP, The Grace Building , 1114 Avenue of the Americas, New York, New York 10036-7798. Investors and security holders can obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

Ad.Venture and its officers and directors may be deemed to be participating in the solicitation of proxies from Ad.Venture’s stockholders in favor of the approval of the proposed arrangement. Information concerning Ad.Venture’s directors and officers is set forth in the publicly filed documents of Ad.Venture. Stockholders may obtain more detailed information regarding the direct and indirect interests of Ad.Venture and its directors and officers in the proposed business combination by reading the proxy and registration statement and other publicly filed documents of Ad.Venture regarding the proposed arrangement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1 99.2 99.3	Press Release dated August 24, 2007 Press Release dated August 24, 2007 Press Release dated August 24, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

180 Connect Inc.

Dated: August 24, 2007	By: /s/ Steven Westberg
Steven Westberg, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1 99.2 99.3	Press Release dated August 24, 2007 Press Release dated August 24, 2007 Press Release dated August 24, 2007